                                                                    Exhibit 10.7


[ASSOCIATES LOGO]


         Associates Commercial Corporation
         Foster Plaza 10
         Pittsburgh    PA  15220

See Schedule A attached hereto and by this reference made a part hereof.

See Rider A attached hereto and by this reference made a part hereof.

LOCATION OF
EQUIPMENT:

STREET ADDRESS
     3117 Washington Pike

CITY, STATE & ZIP CODE
     Bridgeville      PA

COUNTY
     ALLEGHENY

LESSEE: Union Drilling, Inc.


STREET ADDRESS
     3117 Washington Pike

CITY, STATE & ZIP CODE
     Bridgeville      PA       15017

COUNTY
     ALLEGHENY

A.   TERM:    60       MONTHS.

B.   COMMENCEMENT DATE:        9/1/99

C.   RENTAL PAYMENTS:      60   PAYMENTS OF $ 14,622.00




E.   PAYMENT SCHEDULE: THE ADVANCE RENTAL PAYMENT IS
     PAYABLE UPON DELIVERY OF THE LEASE APPLICATION TO
     LESSOR. THE REMAINING RENTALS ARE PAYABLE

     /X/ MONTHLY
     BEGINNING ON THE FIRST DAY OF  10/1999 (MONTH/YEAR).

     / /---------------------------------

F.   TERMINATION VALUE RATE:   6.00% PER

The undersigned hereby agrees to all the terms and provisions set forth on this lease. Accepted on 9/1/99

Dated    9/1/99                             Associates Commercial Corporation

Union Drilling, Inc.
LESSEE'S SIGNATURE.                         LESSOR
                                                    ----------------------------


By                                          By
      ----------------------------------          ------------------------------

Title                                       Title
      ----------------------------------          ------------------------------


                          TERMS AND PROVISIONS OF LEASE

1. LEASE: The above named lessor ("Lessor") hereby leases to the above named lessee, meaning all lessees jointly and severally ("Lessee"), and Lessee hereby hires and takes from Lessor, under and subject to the terms and provisions hereof until the end of the term specified above ("Term"), the personal property described above and on any supplemental schedule identified as constituting a part of this lease (herein, with all present and future attachments, accessories, replacement parts, repairs, and additions, and all proceeds thereof, referred to as "Equipment").

2. TERM AND RENTALS: This lease is for the Term beginning on the commencement date specified above. For the Term or any portion thereof, Lessee agrees to pay to Lessor aggregate rentals equal to the sum of all rental payments (including advance rentals) specified above ("Rental Payments") in accordance with the payment schedule specified above.

3. EFFECTIVE DATE: The terms and provisions hereof and the obligations and liabilities of Lessee hereunder shall become effective on the date of Lessor's acceptance of this lease ("Effective Date") even though the Term and Lessee's obligation to pay the remaining Rental Payments may begin on a later date.

4. PLACE OF PAYMENT AND OBLIGATION TO PAY: All Rental Payments are payable without notice or demand. All amounts payable hereunder to Lessor are payable at Lessor's address set forth herein or at such other address as Lessor may specify from time to time in writing. Except as otherwise specifically provided herein, Lessee's obligation to pay the Rental Payments and all other amounts due or to become due hereunder shall be absolute and unconditional under all circumstances, regardless of (i) any set-off, counterclaim, recoupment, defense or other right which Lessee may have or claim to have against Lessor for any reason, or (ii) any interruption in or cessation of Lessee's use or possession of the Equipment for any reason whatsoever.

Page 1 of 3 of Lease Agreement dated _____________ between Union Drilling, Inc. (Lessee) and Associates Commercial Corporation (Lessor) which includes, without limitation, an item of Equipment with the following serial number: 6424

                                                               Lessee's Initials

5. DELINQUENCY CHARGES: For each Rental Payment or other sum due hereunder which is not paid when due, Lessee agrees to pay Lessor a delinquency charge calculated thereon at the rate of 1 1/2 % per month for the period of delinquency or, at Lessor's option, 5% of such Rental Payment or other sum due hereunder, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Lessee can legally obligate itself to pay and/or Lessor can legally collect.

6. NO WARRANTIES BY LESSOR, MAINTENANCE, AND COMPLIANCE WITH LAWS: Lessor makes no representations or warranties as to the character of this transaction for tax or any other purpose. Lessee acknowledges and agrees that: the Equipment is of a size, design, capacity and manufacture selected by Lessee; Lessor is not the manufacturer of the Equipment or the manufacturer's agent; LESSEE LEASES THE EQUIPMENT "AS IS" AND LESSOR HAS NOT MADE, AND DOES NOT MAKE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, QUALITY, MATERIAL, WORKMANSHIP, DESIGN, CAPACITY, MERCHANTABILITY, DURABILITY, FITNESS OR SUITABILITY OF THE EQUIPMENT FOR ANY USE OR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED. Lessee will not assert any claim whatsoever, regardless of cause, against Lessor for loss of anticipatory profits or for consequential damages; Lessee will not bring any suit or claim against or make any settlement with the manufacturer or seller of the Equipment (both herein called "Seller") without Lessor's prior written consent; and the selection, servicing and maintaining of the Equipment shall be entirely at Lessee's risk and expense. Lessee agrees, at its own cost and expense: (a) to cause the Equipment to be operated with care and only by qualified personnel in the regular course of Lessee's business; (b) to comply with all applicable laws, rules and regulations relating to the Equipment, with any published instructions or specifications of the Seller and with all of the terms of any insurance policy covering the Equipment;
     (c) to obtain, or sign any documents Lessor deems necessary to obtain, any certificates of title required or permitted by law with respect to the Equipment; (d) to maintain the Equipment in good operating condition, repair and appearance; and (e) to furnish Lessor promptly with such financial statements and other information as Lessor may reasonably request from time to time.

7. TERMINATION VALUE: "Termination Value" as of any date shall mean an amount equal to the then present worth of all unaccrued Rental Payments (determined by the discounting such Rental Payments from their respective due dates at the termination value rate specified above compounded at the same intervals as such Rental Payments are payable or, if the first Rental Payment has not yet become due, Termination Value shall be the total cost paid or payable by Lessor for the Equipment.

8. LOSS OR DESTRUCTION OF EQUIPMENT: On and after the Effective Date, Lessee shall bear all risk of loss of, damage to, or destruction of the Equipment. If, for any reason, any of the Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall (a) immediately and fully inform Lessor with regard thereto, and (b) promptly pay to Lessor the Termination Value calculated as of the date of payment thereof plus all accrued and unpaid Rental Payments and all other amounts then due and remaining unpaid. Any amounts actually received by Lessor from insurance or otherwise on Lessee's behalf for such loss or damage shall be applied to reduce Lessee's obligations under this paragraph. Lessor is not obligated to undertake, by litigation or otherwise, the collection of any claim against any person for such loss or damage. Except as expressly provided herein, the total or partial destruction of the Equipment, or the total or partial loss of use or possession thereof to Lessee, shall not release or relieve Lessee from its obligations and liabilities under this lease.

9. INSURANCE: Lessee agrees to procure and maintain at all times on and after the Effective Date such liability, physical damage and other insurance as Lessor may require from time to time, and to immediately furnish evidence thereof satisfactory to Lessor. Lessee agrees that all such insurance shall be in form and amount and with insurers satisfactory to Lessor, and that Lessee will deliver promptly to Lessor certificates or, upon request, policies satisfactory to Lessor evidencing such insurance. All liability policies shall name Lessor as an additional insured, and all physical damage policies shall provide that payment thereof shall be made to Lessor and Lessee as their interests may appear. Each policy shall provide that Lessor's interest therein shall not be invalidated by any acts, omissions or neglect of anyone other than Lessor, and shall contain insurer's agreement to give Lessor 30 days prior written notice before cancellation or any material change in the policy shall be effective as to Lessor, whether such cancellation or change is at the direction of Lessee or the insurer.

10. TAXES: On and after the Effective Date, Lessee agrees to pay promptly to the appropriate governmental agency or, upon Lessor's request, to Lessor all taxes, levies, duties, assessments and other governmental charges (including any penalties and interest, and any fees for titling or registration) levied or assessed against Lessee, Lessor or the Equipment, upon or with respect to this lease or the purchase, use, operation, leasing, ownership, value, return or other disposition of the Equipment, or the rent, earnings or receipts arising therefrom, exclusive, however, of any taxes based on Lessor's net income. If requested, Lessee agrees to file promptly on behalf of Lessor any and all requested tax returns and reports concerning the Equipment in form satisfactory to Lessor with all appropriate governmental agencies and to mail a copy thereof to Lesser concurrently with the filing thereof. Lessee further agrees to keep or cause to be kept and made available to Lessor any and all necessary records relevant to the use of the Equipment and pertaining to the aforesaid taxes, assessments and other governmental charges. The obligations arising under this paragraph shall survive payment of all other obligations under this lease and the termination of this lease.

11. LESSOR'S TITLE, STORAGE AND IDENTIFICATION OF EQUIPMENT: Title to the Equipment will at all times remain in Lessor and Lessee will at all times, at its own cost and expense, protect and defend the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep the Equipment free and clear from all such claims, liens and processes. Lessee agrees not to alter or modify the Equipment without first obtaining in each instance the prior written approval of Lessor. Upon the expiration or termination of this lease Lessee, at

Page 1 of 3 of Lease Agreement dated _____________ between Union Drilling, Inc. (Lessee) and Associates Commercial Corporation (Lessor) which includes, without limitation, an item of Equipment with the following serial number: 6424

                                                               Lessee's Initials

     Lessee's sole expense, shall return the Equipment unencumbered to Lessor at a place to be designated by Lessor, within the city in which the Rental Payments are payable or, at Lessor's option, at such other place as Lessee and Lessor may agree upon, and in the same condition as when received by Lessee, reasonable wear and tear resulting from use thereof alone excepted. Lessee shall, upon Lessor's request, and at Lessee's own expense, firmly affix to the Equipment, in a conspicuous place, such label, sign or other device as Lessor may supply to identify Lessor as the owner and lessor of the Equipment.

12. POSSESSION, LOCATION OF EQUIPMENT, RIGHT OF INSPECTION AND ASSIGNMENT: The Equipment is and shall remain personal property and not become part of any real property regardless of the manner of affixation and will be kept by Lessee at the location indicated herein, and will not be removed from said location without the prior written consent of Lessor, except that an item of Equipment which is mobile and of a type normally used at more than one location may be used by Lessee away from said location in the regular course of Lessee's business Provided that: (a) such item is not removed from the State of said location, and (b) if such item is not returned to said location within 30 days, Lessee will immediately thereafter (and each 30 days thereafter until such item is returned) report the then current location thereof to Lessor in writing. Lessor shall have the right to inspect the Equipment at all reasonable times and from time to time as Lessor may require. The foregoing right of entry is subject to any applicable governmental laws, regulations and rules concerning industrial security. Lessee shall not sell, assign, transfer, pledge, encumber, secrete, sublet or otherwise dispose of the Equipment or any interest of Lessee in or under this lease without Lessor's prior written consent. This lease and all rights of Lessor hereunder will be assignable by Lessor without Lessee's consent, but Lessee will not be obligated to any assignee of Lessor except after written notice of such assignment from Lessor. LESSEE HEREBY WAIVES, RELINQUISHES AND DISCLAIMS AS TO ANY ASSIGNEE OF LESSOR ALL CLAIMS, RIGHTS OF SET-OFF AND DEFENSES LESSEE MAY HAVE AGAINST LESSOR, INCLUDING THE RIGHT TO WITHHOLD PAYMENT OF ANY MONIES WHICH MAY BECOME DUE HEREUNDER. LESSEE FURTHER AGREES THAT LESSOR MAY WITHOUT NOTICE TO OR CONSENT OF LESSEE, SELL OR GRANT A SECURITY INTEREST IN THE EQUIPMENT AND IN SUCH EVENT LESSEE'S RIGHTS IN AND TO THE EQUIPMENT SHALL BE SUBJECT AND SUBORDINATE TO THE INTEREST AND RIGHTS, INCLUDING THE RIGHT OF POSSESSION, OF ANY SUCH PURCHASER OR HOLDER OF A SECURITY INTEREST IN THE EQUIPMENT. After receiving notice of any assignment by Lessor or of any sale or grant of a security interest in the Equipment, Lessee agrees that it will not, without the prior written consent of the assignee, purchaser or secured party, (i) prepay any amounts owing hereunder; (ii) modify or amend this lease; or (iii) exercise any rights which are exercisable only with the consent of the Lessor. Lessee further agrees that at the same time it sends to Lessor any notice hereunder it will send a copy thereof to any assignee of Lessor or purchaser or holder of any security interest in the Equipment at the address specified from time to time by such assignee, purchaser or secured party.

13. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR: If Lessee fails to perform duly and promptly any of its obligations under this lease, Lessor may perform the same, but shall not be obligated to do so, for the account of Lessee to protect the interest of Lessor or Lessee or both, at Lessor's option. Any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance shall be payable by Lessee upon demand as additional rent for the Equipment.

14. DEFAULT AND REMEDIES: An event of default shall occur if: (a) any Rental Payment or any other amount owed by Lessee to Lessor or to any affiliate of Lessor, whether hereunder or under any other instrument or agreement, is not paid promptly when due; (b) Lessee breaches any warranty or provision hereof or of any other instrument or agreement delivered by Lessee to Lessor or to any affiliates of Lessor; (c) Lessee ceases to do business as a going concern, becomes insolvent, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, or takes advantage of any law for the relief of debtors; (d) any property of Lessee is attached; (e) a petition in bankruptcy or for an arrangement, reorganization, composition, liquidation, dissolution or similar relief is filed by or against Lessee under any present or future statute, law or regulation; (f) Lessee or its shareholders take any action looking to its dissolution or liquidation; (g) a trustee or receiver is appointed for Lessee or for any substantial part of its property; or (h) there is a material change the management, ownership or control of Lessee,
     * Except in the case of a public offering of common stock.

     Upon the occurrence of an event of default, Lessee shall be in default hereunder and Lessor may, at its option, with or without notice to Lessee
     (a) declare all sums due and to become due hereunder and all other sums then owing by Lessee to Lessor to be immediately due and payable; (b) proceed by appropriate court action or actions or other proceedings either at law or in equity to enforce performance by Lessee of any and all provisions of this lease and to recover damages for the breach thereof; (c) require Lessee to assemble the Equipment and deliver the same forthwith to Lessor at Lessee's expense at such place as Lessor may designate which is reasonably convenient to both parties; (d) exercise one or more of the rights and remedies available to a secured party under the Uniform Commercial Code, whether or not this transaction is subject thereto; and
     (e) enter, or its agents may enter, without notice or liability or legal process, into any premises where the Equipment may be, or is believed by Lessor to be, and repossess all or any thereof, disconnecting and separating the same from any other property and using all force necessary or permitted by applicable law, Lessee hereby expressly waiving all further rights to possession of the Equipment after default and all claims for injuries suffered through or loss caused by such repossession. Lessee agrees that any property other than Equipment which is in or upon the Equipment at the time of repossession may be taken and held without liability until its return is requested by Lessee. In addition, Lessor, by written notice to Lessee specifying a payment date 5 or more days after the date of such notice, may require Lessee to pay, and Lessee agrees to pay, to Lessor on the payment date specified in such notice, as liquidated damages for loss of the bargain and not as a penalty, (1) all accrued but unpaid Rental Payments and all other amounts due and payable on or before the payment date specified in such notice, plus (2) all expenses of retaking, holing, preparing for sale, selling and the like, including reasonable attorneys' fees and other legal expenses, plus (3) a sum equal to the

Page 1 of 3 of Lease Agreement dated _____________ between Union Drilling, Inc. (Lessee) and Associates Commercial Corporation (Lessor) which includes, without limitation, an item of Equipment with the following serial number: 6424

                                                               Lessee's Initials
     excess of the Termination Value of the Equipment over whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (i) the then fair market sales value of the Equipment (as determined by an appraiser selected by Lessor), (ii) the then present worth of the then fair rental value of the Equipment for the remaining Term (as determined by an appraiser selected by Lessor), or (iii) any amount actually received by Lessor from the re-lease, sale or other disposition of the Equipment. Lessor, at its option, may select Seller or any other dealer in property of the same type as the Equipment as an appraiser.

     If any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this paragraph shall be without prejudice to any rights given to Lessor by such statute to prove for any amounts allowed thereby. Lessee agrees that Lessor may bring any legal proceedings it deems necessary to enforce the payment and performance of Lessee's obligations hereunder in any court in the State shown in Lessor's address set forth herein, and service of process may be made upon Lessee by mailing a copy of the summons to Lessee at its address shown herein. Lessee hereby waives any right to trial by jury in any proceeding arising out of this lease. The inclusion of a trade name or division name in the identification of Lessee hereunder shall not limit Lessor's right, after the occurrence of an event of default, to proceed against all of Lessee's assets, including those held or used by Lessee individually or under another trade or division name. Unless otherwise provided by law, any requirement of reasonable notice regarding the re-lease, sale or other disposition of the Equipment which Lessor may be obligated to give will be met if such notice is mailed to Lessee at its address shown herein at least 10 days before the time of re-lease, sale or other disposition. Nothing herein contained will require Lessor to re-lease, sell or otherwise dispose of the Equipment. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or provided by law, but each shall be cumulative and in addition to every other remedy. A waiver of a default shall not be a waiver of any other or a subsequent default.

15. EXPENSES: Lessee agrees to pay all expenses incurred by Lessor in enforcing its rights after the occurrence of an event of default hereunder, including the reasonable fees of any attorneys retained by Lessor.

16. INDEMNITY: Lessor (which term as used herein includes Lessor's successors, assigns, agents and servants) shall have no responsibility or liability to Lessee, its successors or assigns or any other person with respect to any Liabilities (as "Liabilities" is herein defined), and Lessee hereby assumes liability for, and hereby agrees, at its sole cost and expense, to indemnify, defend, protect and save Lessor and keep it harmless from and against, any and all Liabilities. The term "Liabilities" as used herein shall include any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses, and disbursements of whatsoever kind and nature; including legal fees and expenses, (whether or not any transaction contemplated hereby is consummated) imposed on, incurred by or asserted against Lessor or the Equipment (whether by way of strict or absolute liability or otherwise) and in any way relating to or arising out of this lease or the selection, manufacture, purchase, acceptance, ownership, delivery, non-delivery, lease, possession, use, operation, condition, servicing, maintenance, repair, improvement, alteration, replacement, storage, return or other disposition of the Equipment (including, without limitation,) claims as a result of latent or patent defects, whether or not discoverable by Lessor or Lessee, (ii) claims for trademark, patent or copyright infringement, and (iii) tort claims of any kind (whether based on Lessor's alleged negligence or otherwise), including claims for injury or damage to property, or injury or death to any person (including Lessee's employees) or for any interruption of service, loss of business, anticipatory profits, or consequential damages. Lessee agrees to give Lessor and Lessor agrees to give Lessee prompt written notice of any claim or liability hereby indemnified against. The indemnities arising under this paragraph shall survive payment of all other obligations under this lease and the

17. NOTICES AND FURTHER ASSURANCES: All notices relating hereto will either be delivered in person to an officer of Lessor or Lessee, or be mailed certified to Lessor or Lessee at its respective address shown on the face hereof or at any later address last known to the sender. Lessee agrees to execute and deliver to Lessor, upon Lessor's request, such documents and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this lease and Lessor's rights hereunder, including such documents as Lessor may require for filing or recording.

18. SEVERABILITY: Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

19. ENTIRE AGREEMENT: This lease and any addenda referred to herein constitute the entire agreement of the parties hereto. No oral agreement, guaranty, promise, condition, representation or warranty shall be binding. All prior conversations, agreements or representations related hereto and/or to the Equipment are superseded hereby, and no modification hereof shall be binding unless in writing and signed by an officer of the party to be bound.

20. NO RENEWAL OR PURCHASE OPTION: Lessee shall have no option to renew this lease or to purchase or otherwise acquire title to or ownership of the Equipment and shall have only the right to use the same under and subject to the terms and provisions of this lease.

21. POWER OF ATTORNEY AND FINANCING STATEMENT. LESSEE HEREBY APPOINTS LESSOR OR ANY OFFICER, EMPLOYEE OR DESIGNEE OF LESSOR OR ANY ASSIGNEE OF LESSOR (OR ANY DESIGNEE OF SUCH ASSIGNEE) AS LESSEE'S ATTORNEY-IN-FACT TO, IN LESSEE'S OR LESSOR'S NAME, TO: (a) PREPARE, EXECUTE AND SUBMIT ANY NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE EQUIPMENT; (b) PREPARE, EXECUTE AND FILE ANY INSTRUMENT WHICH, IN LESSOR'S OPINION, IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF LESSOR IN THE EQUIPMENT; AND (c) ENDORSE LESSEE'S NAME ON ANY

Page 1 of 3 of Lease Agreement dated _____________ between Union Drilling, Inc. (Lessee) and Associates Commercial Corporation (Lessor) which includes, without limitation, an item of Equipment with the following serial number: 6424

                                                               Lessee's Initials

     REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE EQUIPMENT OR THE PROCEEDS OF THE SALE, LEASE OR OTHER DISPOSITION OF THE EQUIPMENT (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable so long as any indebtedness hereunder remains unpaid. Lessee agrees to execute and deliver to Lessor, upon Lessor's request such documents and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder, including such documents as Lessor may require for filing or recording. IF PERMITTED BY LAW, LESSEE AGREES THAT A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS LEASE OR OF A FINANCING STATEMENT MAY BE FILED AS A FINANCING STATEMENT.

Page 1 of 3 of Lease Agreement dated _____________ between Union Drilling, Inc. (Lessee) and Associates Commercial Corporation (Lessor) which includes, without limitation, an item of Equipment with the following serial number: 6424

                                                               Lessee's Initials

                                   SCHEDULE A

ATTACHED TO AND MADE A PART OF A(N) LEASE AGREEMENT BETWEEN UNION DRILLING, INC.
         AS LESSEE AND ASSOCIATES COMMERCIAL CORPORATION AS THE LESSOR.


Inventory Consisting of:

One (1) Ingersoll Rand Model RD 20 Rotary Drill s/n 6424 mounted on and attached to One (1) Central Manufacturing Crane Carrier Model C84R VIN # ICMC84M 11XGI84002

One (1) Ingersoll Rand Model XHP1070 Compressor s/n 293282 mounted on an oil field skid One (1) Model QL80HF Downhole Drill s/n 9905059

RD 20 Accessory Package for 5000' Capacity including:

One Hundred Sixty Seven (167) DW0009-126 4" X 30' X .337 Wall X 2 7/8" IF pipe. Pipe Grade E certified, with documents, internally upset, inertia welded.

Nine (9) DW0297-03 IR style inline sub, 4 1/2" OD X 18" S-S 2 7/8" IF pin X 2 7/8" IF box, including 2F-3R floats.

One (1) DW3492-01 IR style adaptor, 6" S-S, 4 1/2" Reg pin X 4" FH pin.

One (1) DW2001-11 IR style adaptor, 2 7/8" IF box X 4 1/2" Reg box, 13" S-S.

One (1) DW0435-03 Casing setter. 4 1/2" OD X 12 1/2" S-S 2 7/8" IF pin.

One (1) DW4398-01 Straight ribbed stabilizer 25' S-S 24" neck X 2 7/8" IF pin with flat X 3 1/2" reg box BBF, alloy.

One (1) DW4399-05 7 3/4" IR straight ribbed stabilizer 25' S-S 24" neck X 2 7/8" IF pin X 4 1/2" reg box, BBF alloy.

One (1) DW 4400-01 11 1/4" IR straight ribbed stabilizer 10' S-S 24"neck X 2 7/8" IF pin X 6 5/8" Reg box, fabricated.

One (1) DW0795-03 Crossover sub, 6 5/8" Reg pin X 7 5/8" Reg box with flats.

Two (2) DW 2217-05 Casing handling device for 7" casing, 7.650" OD X 10 1/2" OAL 7" 8RD pin, alloy.

Two (2) DW2217-13 Casing handling device for 4 1/2" 8RD casing ID bored to 4", alloy.

Two (2) DW2217-31 Casing handling device for 9 5/8" 8RD fabricated.

One (1) DW2217-28 Casing handling device for 13 3/8" 8RD casing light style fabricated.

One (1) DW2217-27 11 3/4" Casing lifting device.

One (1) DW2217-26 8 5/8" Casing lifting device.

One (1) DW0510-03 3 1/2" Reg swivel eye lifting bail.

One (1) DW0005-05 4 1/2" Reg swivel eye lifting bail.

One (1) 3357-0059 Schram floating spindle sub.

One (1) 4171-C-12D Petol Wrench.

Casing holding plates - 4 1/2", 7", 8 5/8", 9 5/8", 11 3/4", & 13 3/8".

One (1) Sub plate.

Fifty (50) 2 N3000 Air hose with ends, One (1) RW48 Pipe Wrench, One (1) C57-P Chain Wrench.

Complete with all present and future attachments, accessories, exchanges, replacement parts, repairs and additions and all proceeds thereof.

By:
    ---------------------------------------------

Title
      -------------------------------------------

[ASSOCIATES LOGO]



                                     RIDER A

Attached to and made a part of that certain Schedule (the "Schedule") dated 9/1/99 to that certain Lease (the "Lease") dated 9/1/99 between Associates Commercial Corporation (herein referred to as "Lessor") and Union Drilling, Inc., Lessee.

     OPTION TO PURCHASE: Lessor hereby grants to Lessee the option to purchase all, but not less than all, of the equipment described in the Schedule (the "Purchasable Equipment") at the expiration of the term of the Lease with respect thereto; provided Lessee is not then in default under the terms of the Lease and upon the following terms and conditions. Lessee agrees to give Lessor at least thirty (30), but not more than ninety (90), days prior written notice of its intent to exercise this option to purchase. The purchase price for the Purchasable Equipment shall be payable on the expiration date of the Lease with respect thereto. The purchase price to be paid to Lessor for the Purchasable Equipment shall be $ 1.00 plus an amount equal to the rentals then unpaid under the terms of the Lease, plus applicable taxes, if any, on the above sum, all payable in cash. Upon such payment, Lessor will execute a bill of sale conveying title to the Purchasable Equipment to Lessee on an "AS IS, WHERE IS" BASIS, WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND.

     Failure to make full payment of any rentals due under the Lease within thirty (30) days of the time specified for the payment thereof shall be considered as an abandonment of this option to purchase and it shall thereupon immediately expire and become null and void.

     It is agreed that Lessee's rights hereunder are not assignable and that no modification of the provisions hereof shall be binding unless in writing and signed by an officer of the party to be bound.

LESSOR:                                     LESSEE:
     Associates Commercial Corporation           Union Drilling, Inc.


BY                                          BY
   ----------------------------------------    ---------------------------------
TITLE                                       TITLE
      -------------------------------------       ------------------------------

[ASSOCIATES LOGO]


                                                               February 15, 2001


Associates Commercial Corporation
Foster Plaza Bldg. #10

PGH, PA 15220

Re: Lessee Agreement dated 9/1/99 between Union Drilling, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

Gentlemen:

You are hereby irrevocably instructed to disburse from the proceeds of the loan evidenced by the above referenced agreement the respective amounts to the respective payees designated below:

    Amount                          Payee (name and address)
    ------                          ------------------------
$  644,169.60                     Stockdale Mine Supply
                                  RD #5 Box 115
                                  Punxsutawney, PA 15767
$   63,812.00                     Keystone Drill Services, Inc.
                                  184 Alissa Drive
                                  Somerset, PA 15501
$      500.00                     Assoc Comm Corp. Orig/Doc/Inspec Fee
                                  Foster Plaza Bldg #10
                                  PGH, PA 15220

In making the above disbursement or any other disbursements you make pursuant to the terms of the above references agreement, you may use checks, drafts, orders, transfer funds or any other method or media you deem desirable. Further, you may make such disbursements in your name and in our behalf, or in our name.

Disbursement by you in accordance with the foregoing instructions shall be and constitute payment and delivery to and receipt by us of any and all such proceeds.

                                          Very truly yours,

                                 Union Drilling, Inc.



                                 By
                                    --------------------------------------------

                                 Title
                                       -----------------------------------------

*(describe loan document e.g. "Security Agreement dated the data hereof between undersigned as debtor and you as secured party")

                                   SCHEDULE A

    ATTACHED TO AND MADE A PART OF A(N) UCC FINANCING STATEMENT BETWEEN UNION DRILLING, INC. AS LESSEE AND ASSOCIATES COMMERCIAL CORPORATION AS THE LESSOR.


Inventory Consisting of:

One (1) Ingersoll Rand Model RD 20 Rotary Drill s/n 6424 mounted on and attached to One (1) Central Manufacturing Crane Carrier Model C84R VIN # ICMC84M 11XGI84002

One (1) Ingersoll Rand Model XHP1070 Compressor s/n 293282 mounted on an oil field skid

One (1) Model QL80HF Downhole Drill s/n 9905059

RD 20 Accessory Package for 5000' Capacity including:

One Hundred Sixty Seven (167) DW0009-126 4" X 30' X .337 Wall X 2 7/8" IF pipe. Pipe Grade E certified, with documents, internally upset, inertia welded.

Nine (9) DW0297-03 IR style inline sub, 4 1/2" OD X 18" S-S 2 7/8" IF pin X 2 7/8" IF box, including 2F-3R floats.

One (1) DW3492-01 IR style adaptor, 6" S-S, 4 1/2" Reg pin X 4" FH pin.

One (1) DW2001-11 IR style adaptor, 2 7/8" IF box X 4 1/2" Reg box, 13" S-S.

One (1) DW0435-03 Casing setter. 4 1/2" OD X 12 1/2" S-S 2 7/8" IF pin.

One (1) DW4398-01 Straight ribbed stabilizer 25' S-S 24" neck X 2 7/8" IF pin with flat X 3 1/2" reg box BBF, alloy.

One (1) DW4399-05 7 3/4" IR straight ribbed stabilizer 25' S-S 24" neck X 2 7/8" IF pin X 4 1/2" reg box, BBF alloy.

One (1) DW 4400-01 11 1/4" IR straight ribbed stabilizer 10' S-S 24"neck X 2 7/8" IF pin X 6 5/8" Reg box, fabricated.

One (1) DW0795-03 Crossover sub, 6 5/8" Reg pin X 7 5/8" Reg box with flats.

Two (2) DW 2217-05 Casing handling device for 7" casing, 7.650" OD X 10 1/2" OAL 7" 8RD pin, alloy.

Two (2) DW2217-13 Casing handling device for 4 1/2" 8RD casing ID bored to 4", alloy.

Two (2) DW2217-31 Casing handling device for 9 5/8" 8RD fabricated.

One (1) DW2217-28 Casing handling device for 13 3/8" 8RD casing light style fabricated.

One (1) DW2217-27 11 3/4" Casing lifting device.

One (1) DW2217-26 8 5/8" Casing lifting device.

One (1) DW0510-03 3 1/2" Reg swivel eye lifting bail.

One (1) DW0005-05 4 1/2" Reg swivel eye lifting bail.

One (1) 3357-0059 Schram floating spindle sub.

One (1) 4171-C-12D Petol Wrench.

Casing holding plates - 4 1/2", 7", 8 5/8", 9 5/8", 11 3/4", & 13 3/8".

One (1) Sub plate.

Fifty (50) 2 N3000 Air hose with ends, One (1) RW48 Pipe Wrench, One (1) C57-P Chain Wrench.

Complete with all present and future attachments, accessories, exchanges, replacement parts, repairs and additions and all proceeds thereof.

By:
    ---------------------------------------------

Title
      -------------------------------------------

[ASSOCIATES LOGO]


                          CERTIFIED COPY OF RESOLUTIONS

The undersigned certifies that undersigned is the Assistant Secretary of Union Drilling, Inc., a DE corporation ("this Corporation"),

and that as such, undersigned is authorized to execute this Certification on behalf of this Corporation, and further certifies that the following is a true and correct copy of resolutions adopted at a meeting of the Board of Directors of this Corporation, duly called and held on __________ at which meeting a quorum was present and acting throughout, and the proceedings of said meeting were in accordance with the charter and by-laws of this Corporation, and that said resolutions have not been in any way amended, annulled, rescinded or revoked and are in full force and effect:

RESOLVED, that the President, Secretary, Treasurer or any Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer of this Corporation, or their duly elected or appointed successor in office, be and each hereby is authorized and empowered (either alone or in conjunction with any one or more of such officers of this Corporation) in the name and on behalf of this Corporation to take from time to time all or any of the following actions: (1) to, on a with or without recourse basis, sell, assign, pledge, transfer, negotiate and grant a security interest, or any thereof, to Associates Commercial Corporation, Associates Leasing, Inc., Associates Rental Systems, Inc., Associates First Capital Corporation, their affiliates, their predecessors-in-interest, and/or any party that has assigned or intends to assign any receivables (as defined herein) to them (all of which are herein singularly and collectively called "Associates", as appropriate) in or with respect to all or any of this Corporation's inventory, machinery, equipment and receivables (the term "receivables" as used herein being defined to include the accounts, contract rights, general intangibles, instruments and chattel paper now or hereafter owned or entered into by this Corporation, including without limitation conditional sales contracts, chattel mortgages, security agreements, leases, drafts, notes, accounts receivable and other forms of obligation owing to or owned by this Corporation, together with all things, rights and powers pertaining thereto); (2) to borrow from Associates or agree to repay Associates such sum or sums of money as in the exclusive judgment of such officer or officers this Corporation may require, either secured or unsecured; (3) to execute (by means of rubber or other stamp or legend, without designation of the individual affixing such stamp or legend being required or by other means) and deliver any and all schedules, assignments, transfers, endorsements, repurchase agreements, bills of sale, agreements or other instruments, in the form and containing such representations and warranties required by Associates, in connection with the sale, assignment, pledge, transfer, negotiation and/or grant of security interest to Associates of or with respect to the inventory, machinery, equipment and receivables of this Corporation, and to delegate to one or more employees of this Corporation the authority and power to do all or any actions authorized in this clause (3); (4) to execute on behalf of this Corporation and deliver to Associates, in the form required by Associates, any and all promissory notes, security agreements, conditional sale contracts, mortgages, other agreements, instruments and documents of any nature, including without limitation master loan agreements providing for borrowings on a revolving basis, ("Agreements") of this Corporation evidencing the indebtedness thereunder, the obligations guarantied and/or the amount or amounts borrowed or any renewals or extensions thereof, plus charges, if any, such Agreements to bear such rate of interest, provide for the payment of such late charges and expenses, be payable at such times and in such manner, with or without fixed installments, and contain such terms and conditions as such officer may agree to (the signature of such officer thereon to be conclusive proof of such officer's agreement thereto); (5) to enter into with Associates leasing agreements of equipment, vehicles and other chattels; (6) purchase equipment, vehicles and other chattels from Associates and execute retail installment contracts, conditional sale contracts, security agreements, promissory notes and other agreements with Associates evidencing the purchase of the chattels by this Corporation from Associates and the resulting indebtedness due to Associates from this Corporation; (7) to execute and deliver receivables to Associates; (8) to execute and deliver to Associates Lessee's Agreements and Sublessee's Agreements acknowledging and granting certain rights of and obligations to Associates that relate to the receivables; (9) to unconditionally and absolutely, jointly and severally guarantee to Associates the full, faithful and prompt performance, payment and discharge by any party or all such party's present and future obligations to Associates, absolute or contingent, secured or unsecured, matured or unmatured, by executing and delivering to Associates any guaranty or similar agreement; (10) to carry out, or if agreeable to Associates to modify, amend or terminate any instruments or agreements at any time existing between this Corporation and Associates; and (11) to do any acts, including but not limited to the mortgage pledge, creation, of security interest or hypothecation from time to time in favor of Associates of any or all present and future assets (real and personal) of this Corporation ("Collateral") to secure any and all present and future obligations of this Corporation to Associates, absolute or contingent, including but not limited to any obligations arising out of the transactions referred to herein and any renewals or extensions thereof, and to execute all instruments and agreements deemed necessary or proper by Associates in respect of the Collateral securing any of such obligations of this Corporation, and to affix the seal of this Corporation to any instruments or agreements if so required or requested by Associates.

RESOLVED, that any schedules, assignments, bills of sale, promissory notes, security agreements, conditional sale contracts, mortgages, guaranties, Lessee's Agreements, Sublessee's Agreements or other instruments, agreements or documents executed pursuant to these resolutions by an officer of this Corporation, or by an employee of this Corporation acting pursuant to delegation of authority, may be in such form and contain such terms, provisions,


Page 1 of 2 Certified Copy of Resolutions dated _________________ between Union Drilling, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

                                                               Debtor's Initials
representations and warranties (including, without limiting the generality of the foregoing, waiver of all rights to notice and hearing prior to the exercise by Associates of its right to repossess Collateral without judicial process or to replevy, attach or levy upon Collateral without prior notice or hearing and warrants of attorney to confess judgment against this Corporation and to proceed against the assets of this Corporation) as they shall in their sole discretion determine.

RESOLVED, that all acts and deeds heretofore done by any of such officers of this Corporation for and on behalf of this Corporation, in entering into, executing, acknowledging or attesting any schedules, assignments, bills of sale, promissory notes, security agreements, conditional sale contracts, mortgages, guaranties, Lessee's Agreements, Sublessee's Agreements or other instruments, agreements or documents, or in carrying out the terms and intentions of these resolutions are hereby ratified, approved and confirmed.

RESOLVED, that the Secretary or any other officer of this Corporation shall file with Associates a certified copy of these resolutions and a list of the names of the officers of this Corporation, and shall from time to time advise Associates in writing of the names of the employees of this Corporation to whom any power or authority provided in these resolutions has been delegated and of any changes in such officers or employees, and Associates shall be entitled to conclusively assume that these resolutions remain in full forces and effect, that all persons so named as officers of this Corporation are and continue to be such officers, and that all powers and authorities permitted by these resolutions to be delegated to an employee of this Corporation have been and continue to be properly delegated to all persons so named as employees, except in each case as, and until, Associates shall be otherwise notified in writing by the Secretary or any other officer of this Corporation.

I do further certify that this Corporation is in good standing in all jurisdictions in which it is required to be qualified to do business and that the execution of the schedules, assignments, bills of sale, promissory notes, security agreements, conditional sale contracts, mortgages, guaranties, Lessee's Agreements, Sublessee's Agreements or other instruments, agreements or documents authorized hereunder is not a violation of the charter, by-laws or agreements of this Corporation.

I do further certify that the following are officers of this Corporation:

President                                   Secretary
              -----------------------------          ---------------------------
Vice President Christopher D. Strong        Treasurer
              -----------------------------          ---------------------------

As an officer of this Corporation and pursuant to the foregoing Resolutions I do hereby delegate to each of the following employees of this Corporation:

Christopher D. Strong                             Vice President & CFO
--------------------------------------------------------------------------------
     Name (Type or Print)       (Signature)       (Title or position)
Michael J. Gasiewicz                              Assistant Secretary/Controller
--------------------------------------------------------------------------------
     Name (Type or Print)       (Signature)       (Title or position)

--------------------------------------------------------------------------------
     Name (Type or Print)       (Signature)       (Title or position)


the authority and power to transact on behalf of this Corporation any and all business which is permitted under such Resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of this Corporation this date, ________________.


(Corporate Seal)


                                                --------------------------------
                                                Assistant Secretary


Page 2 of 2 Certified Copy of Resolutions dated                   between Union
                                                -----------------
Drilling, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

                                                               Debtor's Initials